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                      BROWN & SHARPE MANUFACTURING COMPANY


                                   $75,000,000


                           ___% SENIOR NOTES DUE 2002

                             UNDERWRITING AGREEMENT

                           ________________  ___, 1994







                      WERTHEIM SCHRODER & CO. INCORPORATED







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                      BROWN & SHARPE MANUFACTURING COMPANY



                                   $75,000,000

                           ___% Senior Notes due 2002




                             UNDERWRITING AGREEMENT
                             ----------------------


                                               ________________  ____, 1994




     WERTHEIM SCHRODER & CO. INCORPORATED
     Equitable Center
     787 Seventh Avenue
     New York, New York 10019



     Ladies and Gentlemen:


               Brown & Sharpe Manufacturing Company, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Wertheim Schroder & Co. Incorporated (the "UNDERWRITER") an aggregate of $75,000,000 in principal amount of its __% Senior Notes due 2002 (the "SECURITIES"). The Securities are to be issued pursuant to the provisions of an indenture (the "NOTE INDENTURE") to be dated as of the Closing Date (as defined herein) between the Company and _________________________, as trustee (the "TRUSTEE"). The Securities are more fully described in the Registration Statement referred to below. Concurrently with the issuance and sale of the Securities pursuant hereto, the Company will be acquiring, directly or indirectly, 100% of the outstanding capital stock of DEA S.p.A., an Italian corporation ("DEA"), from Finmeccanica S.p.A.

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     ("FINMECCANICA") pursuant to the Acquisition Agreement, dated as of May
     __, 1994 (the "ACQUISITION AGREEMENT") between the Company and Finmeccanica (the "DEA TRANSACTION").

               1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement (including a preliminary prospectus) on Form S-1 (File No. 33-_____) relating to the Securities. The registration statement, as amended at the time it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case financial statements and exhibits and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is referred to in this Agreement as the "REGISTRATION STATEMENT," and the prospectus in the form first used to confirm sales of the Securities, whether or not filed with the Commission pursuant to Rule 424(b) under the Act, is referred to in this Underwriting Agreement as the "PROSPECTUS."

               2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to you, and you agree to purchase from the Company, $75,000,000 principal amount of the Securities. The purchase price for the Securities shall be __% of their principal amount (the "PURCHASE PRICE").

               This Underwriting Agreement (this "AGREEMENT"), the Securities, the Note Indenture, the Acquisition Agreement and the New Credit Agreement (as defined below) are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

               3. DELIVERY AND PAYMENT. Delivery to you of and payment for the Securities shall be made at 9:30 A.M., New York City time, on the fifth business day following the date of the public offering of the Securities by you (the "CLOSING DATE"), as advised by you to the Company, at the office of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York. The Closing Date and the location of the delivery of and payment for the Securities may be varied by agreement between you and the Company.

               The Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days

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     prior to the Closing Date and shall be made available to you for inspection at your offices in New York, New York (or such other place as shall be acceptable to you) not later than 9:30 A.M. on the business day immediately preceding the Closing Date. The Securities shall be delivered to you on the Closing Date, with any transfer taxes payable upon the initial issuance by the Company of the Securities duly paid by the Company, for your account against payment of the Purchase Price by certified or official bank check or checks payable in New York Clearing House or similar next day funds to the order of the Company.

               4. TERMS OF PUBLIC OFFERING. You have advised the Company that you propose (i) to make a public offering of the Securities as soon after the effective date of the Registration Statement as in its judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

               5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with you as follows:

               (a) If necessary, to file (i) an amendment to the Registration Statement or (ii) a post-effective amendment to the Registration Statement pursuant to Rule 430A under the Act, in either case as soon as practicable after the execution and delivery of this Agreement; to provide evidence satisfactory to you of such timely filing; and to use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time.

               (b) To comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

               (c) To advise you promptly and, if requested by you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or regulatory authority for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event during the period referred to in Section 5(f) hereof which makes any statement of a material fact made in the Registration Statement untrue or which requires the

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

     making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order by the Commission or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (d) To promptly furnish to you and your counsel without charge two signed copies of the Registration Statement as first filed with the Commission and of each amendment thereto, including all exhibits filed therewith, and to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment thereto as you may reasonably request.

               (e) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when the Registration Statement becomes effective, or to make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy within two business days prior to the filing thereof (or such reasonable amount of time as is necessitated by the exigency of such amendment or supplement) or to which you shall reasonably and timely object; and the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

               (f) Promptly after the Registration Statement becomes effective and the public offering of the Securities commences, and from time to time thereafter for such period as in the opinion of your counsel a prospectus is required to be delivered in connection with sales of the Securities by you, to furnish to you and dealers without charge as many copies of each preliminary prospectus, the Prospectus, the Registration Statement and all amendments and supplements to such documents, if any, as you and dealers may reasonably request. The Company consents to the use of each preliminary prospectus and the Prospectus and each amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required to be delivered in connection therewith.

               (g) If during the period specified in Section 5(f) above any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of your counsel, it becomes necessary or advisable to amend the Registration Statement in order to make the statements therein not misleading or amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to any purchaser, not misleading, or if it is necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with any law, to promptly prepare and file with the Commission an appropriate amendment to the Registration Statement (in form and substance reasonably satisfactory to you) so that the statements therein as so amended will not be misleading or an appropriate amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to you) so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Registration Statement and the Prospectus will comply with law, to use its best efforts to have each such amendment to the Registration Statement declared effective as promptly as possible, and to furnish to you and dealers without charge such number of copies thereof as they may reasonably request.

               (h) At or prior to the public offering of the Securities, to cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by you under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as reasonably required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the offer and sale of the Securities, in any jurisdiction where it is not now so subject.

               (i) To make generally available to the Company's security holders as soon as reasonably practicable, but not later than 45 days after the close of the period covered thereby, a consolidated earnings statement (which need not be audited) covering a period of at least twelve months beginning after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder, and to advise you in writing when such statement has been so made available.

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

               (j) For a period of five years after the Closing Date, to deliver without charge to you, promptly upon their becoming available, copies of (i) all reports and other publicly available information of the Company and any of its subsidiaries that the Company or any of its subsidiaries shall be required to mail or otherwise make available to its stockholders or to holders of the Securities, (ii) all reports, financial statements and proxy information filed by the Company or any of its subsidiaries with the Commission or any national securities exchange and (iii) such other publicly available information concerning the Company or any of its subsidiaries, including without limitation, press releases as you may reasonably request.

               (k) To use the proceeds from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds."

               (l) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay and be responsible for all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, processing, duplicating, filing, distribution and delivery under the Act of the Registration Statement (including, without limitation, the financial statements and exhibits thereto), each preliminary prospectus and the Prospectus relating to the Securities and all amendments and supplements to any of them, (ii) the preparation, printing, processing, execution, distribution and delivery of the Operative Documents and preliminary and supplemental Blue Sky memoranda,
     (iii) the registration with the Commission and the issuance, transfer and delivery by the Company of the Securities (including, without limitation, the fees of the Company's paying agent and registrar, the costs of printing and engraving the certificates representing the Securities and all transfer and other taxes payable thereon), (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of counsel to the Underwriters relating to such registration or qualification and memoranda relating thereto and all filing fees in connection therewith), (v) furnishing such copies of the Registration Statement, the Prospectus and all preliminary prospectuses, and all amendments and supplements thereto, as may be reasonably requested by you or by dealers to whom Securities may be sold, (vi) the rating of the Securities by rating agencies, (vii) filing and clearance by the National Association of Securities Dealers, Inc. in connection with the offering of the Securities, including the fees and disbursements of your counsel in relation thereto, (viii) the reasonable fees and expenses of the Trustee in connection with the Note Indenture and the Securities, and (ix) the performance by the Company of its other obligations under this Agreement and the other Operative Documents.

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               (m)  To do and perform all things required or necessary to be done and performed by it under this Agreement prior to and after the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

               (n) Not to, and to cause its affiliates not to, offer, sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any debt security, or any security convertible into or exchangeable or exercisable for, any such debt security of the Company or such affiliate (other than loans pursuant to the New Credit Agreement, for a period of 180 days after the date of the Prospectus, without your prior written consent.

               (o) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or its subsidiaries to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company and its subsidiaries will not distribute any Registration Statement, preliminary prospectus or Prospectus or other offering material in connection with the offering and sale of the Securities.

               (p) Prior to the Closing Date, to furnish to you, as soon as they have been prepared and approved for distribution generally by the Company, a copy of all consolidated financial statements of the Company and its subsidiaries or the DEA Group for all periods subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

               6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you that:

               (a)(i) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed with the Act and the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"); (ii) when the Registration Statement became or becomes effective, including at the date of each post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date, the Registration Statement and each amendment thereto complied or will comply with the provisions of the Act and the Trust Indenture Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and each amendment and supplement thereto, as of its date and the Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements or omissions in

                                       8
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     the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance on and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last sentence of the first paragraph, the second sentence of the third paragraph and the last paragraph under the caption "Underwriting" in the Prospectus (and each amendment or supplement) constitute information relating to you furnished to the Company in writing by you, expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement to them). As of the Closing Date, the Note Indenture will be duly qualified under the Trust Indenture Act.

               (b) Each of the Company and its subsidiaries (including the DEA Group) has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement and Prospectus and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on (i) the business, condition (financial or other), results of operations, affairs, properties or prospects of the Company and its subsidiaries (including the DEA Group), taken as a whole, (ii) the issuance, sale and delivery of the Securities or (iii) the consummation of the transactions contemplated by this Agreement or the other Operative Documents (each of the events described in clause (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

               (c) The Company has all requisite corporate power and authority to authorize the offering of the Securities, to execute, deliver and perform its obligations under this Agreement and the other Operative Documents and to issue, sell and deliver the Securities to you as provided herein.

               (d) The execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries (including the DEA Group), or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries (including the DEA Group), (ii) any bond, debenture, note, indenture, mortgage, deed of

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     trust or other agreement or instrument to which the Company or any of its subsidiaries (including the DEA Group) is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Company, any of its subsidiaries
     (including the DEA Group) or any of their assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries (including the DEA Group) or their assets or properties, except, in the case of events described in clauses (ii), (iii) and (iv), for such events as would not have a Material Adverse Effect. No consent, approval, authorization or other action by, or order of, or filing, notice, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents, the consummation of the DEA Acquisition and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations. No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Operative Documents, the consummation of the DEA Acquisition and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained.

               (e) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

               (f) The Note Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

               (g) The Securities have been duly and validly authorized for issuance and sale by the Company to you pursuant to this Agreement and, when issued and authenticated in

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     accordance with the terms of the Note Indenture and delivered against payment therefor in accordance with the terms hereof, will constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity). The Securities, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Prospectus and the Registration
     Statement. Upon transfer, assignment and delivery of the Securities and payment therefor in accordance with the terms of the Agreement, you will acquire good and marketable title to such Securities, free and clear of any and all liens, pledges, encumbrances, charges, agreements or claims of any kind whatsoever.

               (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, except as set forth in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries (including the DEA Group) has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries (including the DEA Group) taken as a whole, nor entered into any transaction not in the ordinary course of business, and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries (including the DEA Group), taken as a whole (a "MATERIAL ADVERSE CHANGE").

               (i) Neither the Company nor any of its subsidiaries (including the DEA Group) is (i) in violation of its respective charter or bylaws or
     (ii) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject or (iii) in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Company, any of its subsidiaries (including the DEA Group) or their assets or properties, except, in the case of violations or defaults described in clauses (ii) and (iii), for such violations or defaults as would not have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute such a default under any such document or instrument.

               (j) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic, foreign or international, now pending or, to the best of the Company's knowledge, threatened to which the Company or any of its

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     subsidiaries (including the DEA Group) is or may be a party or to which the business or property of the Company or any of its subsidiaries (including the DEA Group) is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency (domestic, foreign or international) or that has been proposed by any governmental body (domestic, foreign or international), (iii) no injunction, restraining order or order of any nature by a court of competent jurisdiction to which the Company or any of its subsidiaries (including the DEA Group) is or may be subject that, in the case of clauses
     (i), (ii) and (iii) above, (w) is required to be disclosed in the Registration Statement or the Prospectus and that is not so disclosed or
     (x) is reasonably likely to have a Material Adverse Effect. No contract, agreement, instrument or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

               (k) In the ordinary course of its business, each of the Company and its subsidiaries (including the DEA Group) conducts periodic reviews of the effect of Environmental Laws (as defined herein) and the disposal and/or release of hazardous or toxic substances, wastes, pollutants and contaminants on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, all capital and operating expenditures required for cleanup, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to governmental or third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), lacks any permit, license or other approval required of them under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which would result, singly or in the aggregate, in a Material Adverse Effect.

               (l) Each of the Company and its subsidiaries (including the DEA Group) has (i) good and marketable title to all of the properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus or as would not have a Material
     Adverse Effect, (ii) peaceful and undisturbed possession under all material leases to which it is party as lessee and (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all governmental authorities (domestic, foreign or international), all self-regulatory authorities and all courts and other tribunals (each an "AUTHORIZATION") necessary to engage in the business currently conducted by it in the manner described in the Prospectus, except where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect. All such Authorizations are valid and in full force and effect and the Company and its subsidiaries (including the DEA Group) are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto.

               (m) There is (i) no material unfair labor practice complaint pending against the Company or any of its subsidiaries (including the DEA Group) nor, to the best knowledge of the Company and its subsidiaries (including the DEA Group), threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any or its subsidiaries (including the DEA Group) or, to the best knowledge of the Company, threatened against any of them, except in each case as described in the Prospectus (ii) no other material complaint, claim or charge pending against the Company or any of its subsidiaries (including the DEA Group) nor, to the best knowledge of the Company and its subsidiaries (including the DEA Group), threatened against any of them before any public or governmental authority, arbitrator or court relating to the employment by the Company or any of its subsidiaries (including the DEA Group) of any individual, (iii) no material strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries (including the DEA Group) nor, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries (including the DEA Group) and (iv) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company and, to the best knowledge of the Company, no union organizing activities are taking place. Neither the Company nor any of its subsidiaries (including the DEA Group) has violated any federal, state or local law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws nor any occupational safety and health laws, nor any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder, which might result, singly or in the aggregate, in a Material Adverse Effect.

               (n) Each of the Company and its subsidiaries (including the DEA Group) owns or is licensed to use all patents, patent applications, copyrights, inventions, trade secrets and know-how (including all unpatented or unpatentable proprietary or confidential information or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL PROPERTY") presently employed by it in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries (including the DEA Group) has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, nor has knowledge of any basis for any such notice. The operations and other activities of the businesses of the Company and its subsidiaries (including the DEA Group) do not infringe the rights of any person in any Intellectual Property.

               (o) Neither the Company nor any of its subsidiaries (including the DEA Group) has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries (including the DEA Group) to facilitate the sale or resale of the Securities or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company. Except as permitted by the Act, the Company has not distributed any Registration Statement, Prospectus, preliminary prospectus or other offering material in connection with the offering and sale of the Securities.

               (p)  Neither the Company nor any of its subsidiaries is
     (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (q) No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that suspends the effectiveness of the Registration Statement or prevents or suspends the use of any preliminary prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 5(h) hereof; and no action, suit or proceeding is pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any of its subsidiaries (including the DEA Group) before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would adversely affect the marketability of the Securities.

               (r) The Company and each of its subsidiaries (including the DEA Group) maintains insurance covering their properties, operations, personnel and businesses in such amounts, and covering such losses and risks, as are adequate in accordance with customary industry practice to protect the Company and its subsidiaries (including the DEA Group) and their businesses. Neither the Company nor any of its subsidiaries (including the DEA Group) has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

               (s) The accountants who have certified or shall certify the historical consolidated financial statements and supporting schedules filed or to be filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Act. The historical consolidated financial statements, together with the related schedules and notes thereto set forth in the Prospectus and in the Registration Statement, comply in all material respects with the requirements of the Act and have been prepared, and fairly present the financial condition and results of operations of the Company and its subsidiaries, the DEA Group, Ets. Pierre Roch S.A. ("Roch") or Mauser Prazisions-Messmittel GmbH ("Mauser"), as the case may be, at the respective dates and for the respective periods indicated, in accordance with accounting principles generally accepted in the United States consistently applied throughout such periods. The pro forma financial data and the related notes thereto included in the Registration Statement (and any amendment or supplement thereto) have been prepared in accordance with the applicable requirements of the Act, include all adjustments necessary to present fairly the pro forma financial condition and results of operations at the respective dates and for the respective periods indicated and are based upon good faith estimates and assumptions believed by the Company to be reasonable at the time made. The other financial and statistical information and data set forth in the Registration Statement (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries, DEA, Roch or Mauser, as the case may be.

               (t) Each of the Company and its subsidiaries (including the DEA Group) maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

               (u) There are no holders of securities of the Company or any of its subsidiaries or the DEA Group who, by reason of the filing of the Registration Statement under the Act, the execution by the Company of this Agreement or any other Operative Document or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act securities held by them [other than [Mercer], which has waived its rights in writing prior to the execution and delivery of this Agreement].

               (v) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person that would give rise to a valid claim against the Company, its subsidiaries or the Underwriter for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

               (w) The Company has delivered to you a true and correct copy of the [NEW CREDIT AGREEMENT] and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto since ________ __, 1994. The New Credit Agreement has been duly and validly authorized by the Company and (assuming due execution and delivery thereof by the other parties thereto), the New Credit Agreement will be a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Note Indenture, the New Credit Agreement or any other indebtedness of the Company or any of its subsidiaries (including the DEA Group). The New Credit Agreement conforms in all material respects to the description thereof in the Prospectus and the Registration Statement.

               (x) None of the Company, its subsidiaries (including the DEA Group) or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R.
     Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
     221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

               (y) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company and, at the Closing, the entities listed on Schedules I and II hereto will be the only subsidiaries, direct or indirect, of the Company. The Company owns (or will own at the Closing), directly or indirectly, 100% of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries (other than as set forth on such schedules), free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries.

               (z) The authorized, issued and outstanding capital stock of the Company has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to any preemptive or similar rights. The Company's authorized and outstanding capitalization is as set forth in the Registration Statement and the Prospectus.

               (aa) All tax returns required to be filed by the Company and its subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest or in the case of franchise taxes and charges related thereto that would not singly or in the aggregate have a Material Adverse Effect. The Company does not know of any material proposed additional tax assessments against it or any of its subsidiaries.

               (bb) The Company and its subsidiaries have complied with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida statutes, and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

               (cc) Each of the representations and warranties by Finmeccanica regarding or relating to the DEA Group or any one or more companies in the DEA Group or their properties, business, financial condition or otherwise contained in Section 3 of the Acquisition Agreement is hereby incorporated by reference is this Section 6(cc) and made by the Company as if each such representation and warranty was set forth herein in full (the capitalized terms used in such representations and warranties shall have the meanings ascribed to them in the Acquisition Agreement). Each of the representations and warranties by the Company contained in Sections 4.2, 4.3, 4.4 (except the last paragraph thereof), 4.7(iii) through (vii), 4.8, 4.9 (provided that the clause "excluding from the provisions . . . and the Subsidiaries contained therein" in Section 4.9(b) and the clause "excluding from the provisions . . . and the Subsidiaries contained therein" in Section 4.9(c) shall not be incorporated in this Agreement), 4.10, 4.11, 4.12, 4.14 and 4.16 of the Acquisition Agreement is hereby incorporated by reference in this Section 6(cc) as if such representation and warranty was set forth herein in full (the capitalized terms used in such representations and warranties shall have the meanings ascribed to them in the Acquisition Agreement).

               7. INDEMNIFICATION.

               (a) The Company agrees to indemnify and hold harmless (i) the Underwriter and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Underwriter (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Underwriter or any controlling person (any person referred to in clause
     (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be a part of the Registration Statement pursuant to Rule 430A promulgated under the Act, if applicable, or the Prospectus (including any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except (i) insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or (ii) with respect to any preliminary prospectus, to the extent that any such losses, claims, damages, liabilities or expenses result solely from the fact that the Underwriter sold securities to a person to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus, as amended or supplemented, if the Company shall have previously furnished copies thereof to the Underwriter in accordance with this Agreement and the Prospectus, as amended or supplemented, would have completely corrected such untrue statement or omission. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person.

               (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, the Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement except to the extent that it has been materially prejudiced by such failure). Such Indemnified Person shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Person is not entitled to Indemnification hereunder). The Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Underwriter and reasonably acceptable to the Company. The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim litigation or proceeding.

               (c) The Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to the

     Underwriter furnished in writing by the Underwriter expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto).

               (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses
     (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity set forth herein shall be in addition to any liability or obligation of the Company that the Company may otherwise have to any Indemnified Person.

               The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section
     7, the Underwriter (and its related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by the Underwriter exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               8. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The several obligations of the Underwriters under this Agreement are subject to the satisfaction of each of the following conditions:

               (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

               (b)(i) The Registration Statement shall have become effective (or if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective) not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing,
     (ii) at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every request for additional information on the part of the Commission shall have been complied with in all material respects and (iii) no stop order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to
     Section 5(h) hereof shall have been issued and no proceeding for that purpose shall have been commenced or be pending before, or contemplated by, any state securities regulators.

               (c) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency that would as of the Closing Date prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction shall have been issued as of the Closing Date that would prevent or interfere with the issuance of the Securities.

               (d) Since the date of the latest balance sheet included in the Registration Statement and Prospectus (before and after consummation of the DEA Transaction) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries (including the DEA Group) from that set forth in the Registration Statement and Prospectus, and no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock, and (ii) neither the Company nor any of its subsidiaries (including the DEA Group) shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries (including the DEA Group), taken as a whole, and are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included in the Registration Statement and the Prospectus. Since the date hereof and since the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change.

               (e) On the Closing Date, you shall have received a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs
     (a), (b), (c) and (d) of this Section 8.

               (f) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of Ropes & Gray, counsel for the Company and its subsidiaries, in the form attached hereto as EXHIBIT A. Such opinion shall be rendered at the request of the Company and shall so state therein.

               (g) You shall have received on the Closing Date an opinion (satisfactory to the you and your counsel), dated the Closing Date, of local counsel acceptable to you in [each of] Michigan [and other states if necessary], special counsel for the Company and its subsidiaries, in the form attached hereto as EXHIBIT B. Such opinions shall be rendered at the request of the Company and shall so state therein.

               (h) You shall have received on the Closing Date opinions (satisfactory to you and your counsel), dated the Closing Date, of local counsel acceptable to you in each of France, Germany, Japan, Switzerland and the United Kingdom, special counsel for the Company and its subsidiaries, in the form attached hereto as EXHIBIT C. Such opinions shall be rendered at the request of the Company and shall so state therein.

               (i) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of [Italian counsel], special counsel for the Company and its subsidiaries, in the form attached hereto as EXHIBIT D. Such opinion shall be rendered at the request of the Company and shall so state therein.

               (j) You shall have received on the Closing Date opinions (satisfactory to you and your counsel) dated the Closing Date of each counsel for Finmeccanica in the form agreed to pursuant to Section
     10.3 of the Acquisition Agreement.

               (k) All proceedings taken in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and to Weil, Gotshal & Manges, and you shall have received on the Closing Date an opinion, dated the Closing Date, of Weil, Gotshal & Manges in form and substance reasonably satisfactory to you.

               (l) At the time this Agreement is executed and delivered by the Company and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from (i) Coopers & Lybrand in Boston and Turin, each independent public accountants with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, (ii) Reconta Ernst & Young, independent public accountants with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus regarding the DEA Group, (iii) Kurt Schlotthauer, independent public accountants with respect to certain financial information contained in the Registration Statement and the Prospectus regarding Roch, (iv) C&L Treuhand-Vereinigung Deutsche Revision, independent public accountants with respect to certain financial information contained in the Registration Statement and the Prospectus regarding Mauser, and (v) Price Waterhouse, independent public accountants with respect to certain financial information contained in the Registration Statement and the Prospectus regarding a subsidiary of DEA.

               (m) Your counsel shall have been furnished with such documents and opinions, in addition to those set forth herein, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness and satisfaction of the representations, warranties and conditions herein contained.

               (n) The closing of the DEA Acquisition shall have occurred in all material respects in the manner described in the Registration Statement concurrently with the closing described in Section 3.

               (o) You shall have received an opinion of [to be supplied] as to the solvency of the Company, substantially in the form previously approved by you.

               (p) You shall have received, prior to the execution and delivery hereof, evidence in writing satisfactory to you that each of Messrs. Barclay, Eppich, Lochner and Paolino have waived the provisions in their respective employment agreements so that the DEA Transaction will not be a "Change of Control" as defined in such agreements.

               (q) You shall have received, prior to the execution and delivery hereof, evidence in writing satisfactory to you that Mercer has waived its registration rights arising in connection with the transactions contemplated hereby.

               (r) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

               All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish you and your counsel with such conformed copies of such opinions, certificates, letters and other documents as you and your counsel shall reasonably request.

               9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later to occur of (i) the execution and delivery of the Agreement by the parties hereto, (ii) the effectiveness of the Registration Statement, and (iii) if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, the effectiveness of such post-effective amendment. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you by notifying the Company.

               This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which, in your judgment, materially impairs the investment quality of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either Federal or New York authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (vi) any securities of the Company or any of its subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization, provided, that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

               The indemnities and contribution provisions and the other agreements, representations and warranties of the Company, its subsidiaries, their respective officers and directors and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on your behalf or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder, or the (iii) termination of this Agreement.

               If this Agreement shall be terminated by you pursuant to clause
     (i) or (vi) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(l) hereof.

               Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of you merely because of such purchase.

               10. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, Brown & Sharpe Manufacturing Company, Precision Park, 200 Frenchtown Road, North Kingstown, Rhode Island 02852-1700, Attention: ____________, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110,
     Attention: Howard K. Fuguet, Esq., and (b) if to the Underwriter, Wertheim Schroder & Co. Incorporated, Equitable Center, 787 Seventh Avenue, New York, New York 10019, Attention: Jonathan Nathanson, with a copy to Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153, Attention:
     Dennis J. Block, Esq., or in any case to such other address as the person to be notified may have requested in writing.

               This Agreement shall be governed and construed in accordance with the internal laws of the State of New York. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

               Please confirm that the foregoing correctly sets forth the Agreement between the Company and the Underwriter.

                                   Very truly yours,


                                   BROWN & SHARPE
                                   MANUFACTURING COMPANY


                                   By:
                                       --------------------------
                                       Name:
                                       Title:


     Accepted and agreed to as of
     the date first above written:

     WERTHEIM SCHRODER & CO. INCORPORATED


     By:
        --------------------------------
        Name:
        Title:

                                  SCHEDULE I

     [Brown & Sharpe Manufacturing Company and its subsidiaries:/1/
          Borel & Dunner, Inc.
          Technicomp Inc.
          Brown & Sharpe International Capital Corporation and its subsidiaries:
              Brown & Sharpe A.G.
              Leitz Messtechnik G.m.b.H. and its subsidiary:
                  Tesa Leitz G.m.b.H.
              Tesa, S.A. and its subsidiaries:
                 Etalon, S.A. and its subsidiaries:
                 P. Roch, S.a.R.L.
                 Interapid, S.A.
                 Ludwig-Metrologie, S.A.
                 Tesa Italia, S.R.L. (70% owned by Brown & Sharpe Manufacturing Company)
                 Tesa Seimitsu KK
              Brown & Sharpe Group Ltd. (55.5% owned by Brown & Sharpe International Capital Corporation, 44.5% owned by Tesa S.A.) and its subsidiaries:
                 Brown & Sharpe Ltd.
                 Tesa Metrology Systems Ltd.
                 Thomas Mercer Ltd.]





     -----------------------
     /1/. All Brown & Sharpe subsidiaries are 100% owned unless otherwise noted.

                                  SCHEDULE II

     [DEA S.p.A. (metrology division) and its subsidiaries:
         DEA Iberica S.A.
         DEA Digital Electronic Automation Vetriebs G.m.b.H.
         DEA Kabushiki Kaisha

     Digital Electronic Automation Company (currently a subsidiary of Elsag Bailey, a subsidiary of Finmeccanica)

     DEA France S.A., metrology division (currently a subsidiary of Finmeccanica)]

                                   SCHEDULE I

     Brown & Sharpe Manufacturing Company and its subsidiaries:/1/
         Automation Software Inc. (50% owned by Brown & Sharpe
         Manufacturing Company)
         Borel & Dunner, Inc.
         Technicomp Inc.
         BSP, Inc.
             B & S Precisika (52.8% owned by BSP, Inc.)
         Brown & Sharpe International Capital Corporation and its subsidiaries:
             Brown & Sharpe A.G.
             Ets. Pierre Roch S.A.
             Mauser Prazisions-Messmittel GmbH
             Tesa, S.A. and its subsidiaries:
                  Etalon, S.A. and its subsidiaries:
                       P. Roch, S.a.R.L.
                       Interapid, S.A.
                  Tesa Italia, S.R.L. (70% owned by Brown & Sharpe Manufacturing Company)
                  Tesa Seimitsu KK
                  Tesa France
             Brown & Sharpe Group Ltd. (55.5% owned by Brown & Sharpe International Capital Corporation, 44.5% owned by Tesa S.A.) and its subsidiaries:
                  Brown & Sharpe Ltd.
                  Leitz Messtechnik GmbH and its subsidiary:
                       Tesa Leitz GmbH
                  Tesa Metrology Systems Limited
                  Thomas Mercer Limited
                       Thomas Mercer (Mfg.) Ltd.
                       Thomas Mercer Technical Services Ltd.







      ------------------------
     /1/. All Brown & Sharpe subsidiaries are 100% owned unless otherwise noted.

                                      28A

                                   SCHEDULE II

     [DEA S.p.A. and its subsidiaries:
         DEA Iberica S.A.
         DEA Digital Electronic Automation Vetriebs GmbH
         DEA Kabushiki Kaisha
         Digital Electronic Automation Company
         DEA France S.A.]





                                      29A